UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
          In January 2005, Lakes Entertainment, Inc. (“Lakes”) through its subsidiaries entered into three gaming development and consulting agreements and three separate management contracts with three wholly-owned subsidiaries of the Pawnee Tribal Development Corporation (the Pawnee Tribal Development Corporation together with its three wholly-owned subsidiaries are collectively referred to as the “Pawnee Nation”) in connection with assisting the Pawnee Nation in developing, equipping and managing three separate casino destinations. Lakes previously announced on December 1, 2006 that the Pawnee Nation of Oklahoma Business Council (“Business Council”) declined to approve a proposed updated tribal agreement with a Lakes subsidiary relating to the Pawnee Trading Post Casino as a result of a change in the Business Council’s membership, resulting in a material cessation of activity between the Pawnee Nation and Lakes. On December 19, 2007, Lakes received a copy of a letter from the Pawnee Nation’s legal counsel that indicated that all agreements between the parties were “null and void” and that “no payments would be forthcoming.” Accordingly, this letter formally terminates the relationship between the Pawnee Nation and Lakes. Lakes will not incur any early termination penalties as a result of the action by the Pawnee Nation.
          Due to the foregoing events, the following agreements were formally terminated effective as of December 19, 2007:
•	Tribal Agreement by and among the Pawnee Nation of Oklahoma, a federally recognized Indian Tribe, the Pawnee Tribal Development Corporation, a tribally-chartered corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Tribal Agreement by and among the Pawnee Nation of Oklahoma, a federally recognized Indian Tribe, the Pawnee Tribal Development Corporation, a tribally-charted corporation, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Gaming Development Consulting Agreement by and between the Pawnee Trading Post Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Dominion Account Agreement by and between the Pawnee Trading Post Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Management Agreement for a Gaming Facility and Related Ancillary Facilities by and between the Pawnee Trading Post Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, each created under the Constitution of and a governmental subdivision of the Pawnee Nation of Oklahoma, a federally recognized Indian Tribe, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Dominion Account Agreement by and between the Pawnee Trading Post Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation,

and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Indemnity Agreement by and between the Pawnee Trading Post Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Gaming Development Consulting Agreement by and between the Pawnee Travel Plaza Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Dominion Account Agreement by and between the Pawnee Travel Plaza Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Management Agreement for a Gaming Facility and Related Ancillary Facilities by and between the Pawnee Travel Plaza Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, each created under the Constitution of and a governmental subdivision of the Pawnee Nation of Oklahoma, a federally recognized Indian Tribe, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Dominion Account Agreement by and between the Pawnee Travel Plaza Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Indemnity Agreement by and between the Pawnee Travel Plaza Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Gaming Development Consulting Agreement by and between the Pawnee Chilocco Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Dominion Account Agreement by and between the Pawnee Chilocco Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Consulting, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Management Agreement for a Gaming Facility and Related Ancillary Facilities by and between the Pawnee Chilocco Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, a governmental subdivision of the Pawnee

Nation of Oklahoma, a federally recognized Indian Tribe, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Dominion Account Agreement by and between the Pawnee Chilocco Gaming corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.

•	Indemnity Agreement by and between the Pawnee Chilocco Gaming Corporation, a wholly-owned subsidiary of the Pawnee Tribal Development Corporation, and Lakes Pawnee Management, LLC, a Minnesota limited liability company, dated January 12, 2005.
          Prior to the change in the Business Council’s membership in 2006, Lakes was receiving monthly fees for consulting services of $5,000 related to the Trading Post Casino project and was to receive monthly fees of $25,000 and $250,000 from the Travel Plaza Casino and Chilocco Casino projects, respectively, upon their completion. Lakes had also planned to manage each of these facilities under management contracts, subject to regulatory approvals. Additionally, Lakes advanced approximately $4.5 million to the Pawnee Nation related to the Chilocco Casino and Travel Plaza projects under the then existing agreements. As of December 31, 2006, completion of the Chilocco Casino and Travel Plaza projects were remote, so Lakes wrote off the advances made for the Chilocco Casino and Travel Plaza projects of approximately $3.7 million and $0.8 million, respectively.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Not Applicable
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: December 26, 2007	/s/ Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer

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